Contents of Significant Accounts - Summary of Income Recognized in Profit or Loss from Equity Instruments Designated as Fair Value Through Other Comprehensive Income (Detail) - TWD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Dividend Income [Abstract]
Held at end of period	$ 465,679	$ 286,795
Derecognized during the period	0	0
Total	$ 465,679	$ 286,795